UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.
(Exact name of registrant as specified in charter)
C/O STATE STREET BANK AND TRUST COMPANY,
2 AVENUE DE LAFAYETTE, P.O. BOX 5049,
BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company Attention: Tracie A. Coop Secretary 4 Copley Place, 5th Floor Boston, Massachusetts 02116	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131
Registrant’s telephone number, including area code: 1-800-636-9242
Date of fiscal year end: August 31
Date of reporting period: August 31, 2011

Item 1. Report to Stockholders.

Page Chairman’s Statement 2 Report of the Investment Manager 3 About the Portfolio Manager 6 Portfolio Snapshot 7 Industry Allocation 8 Schedule of Investments 9 Financial Statements 11 Notes to Financial Statements 14 Report of Independent Registered Public Accounting Firm 19 Other Information 20 Summary of Dividend Reinvestment and Cash Purchase Plan 22 Directors and Officers 25 Annual Report August 31, 2011 THE TAIWAN FUND, INC. WHAT’S INSIDE THE TAIWAN FUND, INC

  Chairman’s Statement

Dear Stockholders.

The past twelve months have seen remarkable volatility in global markets, most recently manifested in the global sell-off prompted by S&P’s downgrading of U.S. government debt and worries over European sovereign debt. Nevertheless, the Taiwanese market weathered the storms by rising 12.2% (as measured by the Taiwan Stock Exchange Index (the “TAIEX”)) over the year under review. The Taiwan Fund, Inc. (the “Fund”) comfortably outperformed the market, returning 24.2%* over the same period.

I also have some news regarding important changes to the Fund’s management. The Fund was informed by its investment manager, Martin Currie, Inc., that Chris Ruffle would cease to be a portfolio manager of the Fund from July 29, 2011. Shifeng Ke, who previously worked closely with Chris Ruffle, was subsequently designated as portfolio manager for the Fund, at least until November of this year. We are confident in Mr. Ke’s ability and experience; he has worked with Martin Currie’s Asia team since 1997, initially focusing on mainland China strategies before broadening his remit to cover Greater China, including Taiwan. Furthermore, he still has at his disposal the same Shanghai-based research team that has worked so successfully for the Fund since the beginning of Martin Currie’s successful tenure as manager.

The Board of Directors is currently reviewing investment-manager alternatives for the Fund in the long term, and we expect that this process will be completed by the end of November 2011. We are committed to providing the best possible investment-management arrangements for the Fund.

On behalf of the Board of Directors, I would like to thank you for your continuing support of the Fund.

Sincerely,
Harvey Chang
Chairman

*	Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. During the year under review, the TAIEX Total Return Index rose 16.7%. Past performance is not indicative of future results of the Fund.

  Report of the Investment Manager

Review

This was a strong period for the Taiwanese market, which rose by 12.2% (as measured by the TAIEX) over the twelve months ended August 31, 2011. The market faced numerous challenges over the period, selling off in mid-March in response to the Tohoku earthquake, and plunging over 10% in August on worries over S&P’s downgrading of U.S. debt and the faltering economies in Europe. Despite these punishing macro factors, the Fund outperformed, rising by 24.2%.

China Petrochemical Development Corp. was the top contributor to the Fund’s success, with consumer holdings President Chain Store Corp. and Far Eastern Department Stores, Ltd. also providing robust returns. Not holding Hon Hai Precision Industry Co., Ltd. also made a large contribution to relative returns after an explosion at one of its factories in China sent its share price tumbling. PC Home Online, Taiwan’s leading e-commerce provider, was another notable positive as broker coverage of the stock increased.

The largest detractor from performance was Taiwan Semiconductor Manufacturing, Co., Ltd; CHIPBOND Technology Corp. in the same sector, was also weak. Other negatives included the holdings in Powercom Co., Ltd. (uninterruptible power supplies) and Globe Union Industrial Corp. (bathroom-fixtures). Not holding TAIEX heavyweight HTC Corp. for much of the period also hurt the Fund’s relative returns.

The largest new purchases we made during the review period were Wistron NeWeb Corp., Shin Kong Financial Holding Co., Ltd., Chinatrust Financial Holding Co. Ltd., CHIPBOND Technology Corp., Acer, Inc. (sold later in the year), HTC Corp., Far EasTone Telecommunications Co., Ltd. (sold later in the year), Taiflex Scientific Co., Ltd., Ruentex Development Co., Ltd., and Goldsun Development & Construction Co., Ltd.

On the other side of the ledger, the largest outright sales were Taiwan Semiconductor Manufacturing Co., Ltd., Synnex Technology International Corp., Hon Hai Precision Industry Co., Ltd., TSRC Corp., Chicony Electronics Co., Ltd., Taiwan Glass Industrial Corp., WPG Holdings, Ltd., Far EasTone Telecommunications Co., Ltd., Acer, Inc., and Prince Housing & Development Corp.

Outlook

In terms of the relationship with China, news on the cross-strait relationship remains positive. The first wave of independent Chinese travellers arrived on June 28th. We are noticing that Taiwan’s department stores are remodelling their displays to cater to Chinese visitors’ tastes for luxury brands. Medical institutions have started to provide high-end examination packages for Chinese visitors. Increased demand from the visitors is coinciding with improving local sentiment to boost domestic consumption. The local consumer-confidence index has been above 85% for the past five months, reaching a record high of approximately 87% in August.

The Taiwanese government also opened several more sectors to Chinese investment, albeit with a ceiling. Chinese companies can now own up to 10% of Taiwanese IC foundries, DRAM manufacturers, semiconductor packagers and testers, and panel-makers. Another Taiwanese policy of note was the ‘luxury tax’, through which the government hopes to restrain speculation on property. If property that is not inhabited by the owner is sold within two years, it attracts a tax of up to 15%.

In terms of sector weights, the technology sector in the TAIEX has fallen to 48%, its lowest since 2004, from a peak of 68% in 2001. Now this sector faces further uncertainty after Google’s proposed acquisition of Motorola for its mobile patents against Apple, and HP’s intention to spin off its PC division, which is linked closely to the Taiwanese manufacturing supply chain. We intend to steer clear of the sector until this consolidation phase is over. We are much more positive on the finance and retail sectors, which are the Fund’s two largest overweights relative to the TAIEX.

The finance sector has been resilient, thanks to the Taiwanese government’s policies of easing restrictions on developing the Chinese market. The next step is negotiation with the Chinese government on the opening of further Chinese financial markets, which should increase Taiwanese banks’ flexibility in China.

The weighting of the retail sector in the TAIEX has reached a record level, but is still just 1.7%. The July 2011 statistics showed that wholesale, retail and restaurant sales in Taiwan grew by 4.6% year on year and PC Home’s sales increased by 16% year on year, showing strong domestic-consumption momentum. Taiwanese retailers are also aggressively investing in China.

With the presidential election looming in January, we expect President Ma to announce further positive measures. Boosting domestic consumption and the island’s economy will be his immediate concerns. Given the Taiwanese market’s resilience and the Fund’s strong performance through troubled times, we remain upbeat about the prospects for investment in Taiwan in general — and for this portfolio in particular — over the coming year.

Sincerely,

Shifeng Ke

Portfolio Manager

  About the Portfolio Manager (unaudited)

Mr. Ke joined Martin Currie’s Asia team in 1997, initially focusing on mainland China strategies before broadening his remit to cover Greater China, including Taiwan. Previously, he practiced law before moving to China’s ministry of labor and social security in 1990, where he worked to develop an investment policy for pension funds.

  Portfolio Snapshot*

Top Ten Equity Holdings

Holdings As Of August 31, 2011%

President Chain Store Corp.	4.8

Chinatrust Financial Holding Co., Ltd.	3.5

Far Eastern Department Stores, Ltd.	3.4

Mercuries & Associates, Ltd.	3.1

Nan Ya Plastics Corp.	3.0

Fubon Financial Holding Co., Ltd.	2.9

Tung Ho Steel Enterprise Corp.	2.9

SinoPac Financial Holdings Co., Ltd.	2.9

KGI Securities Co., Ltd.	2.8

Uni-President Enterprises Corp.	2.7

Top Ten Industry Weightings

Weightings As Of August 31, 2011%

Trading and Consumers’ Goods	19.8

Financial and Insurance	19.6

Building Material and Construction	6.8

Plastic	6.5

Electronic Products Distribution	5.0

Healthcare	4.5

Communications and Internet	3.6

Food	3.2

Other Electronic	3.0

Iron and Steel	2.9

Top Ten Equity Holdings

Holdings As Of August 31, 2010%

Taiwan Semiconductor Manufacturing Co., Ltd.	3.6

Nan Ya Plastics Corp.	3.6

President Chain Store Corp.	3.5

Synnex Technology International Corp.	3.4

Hon Hai Precision Industry Co., Ltd.	3.0

Tung Ho Steel Enterprise Corp.	2.9

Far Eastern Department Stores, Ltd.	2.9

KGI Securities Co., Ltd.	2.8

Fubon Financial Holding Co., Ltd.	2.8

WPG Holdings Co., Ltd.	2.5

Top Ten Industry Weightings

Weightings As Of August 31, 2010%

Financial and Insurance	13.6

Trading and Consumers’ Goods	12.6

Other Electronic	9.6

Electronic Products Distribution	8.0

Plastic	7.7

Building Material and Construction	5.3

Computer and Peripheral Equipment	4.1

Semiconductor	3.6

Electric Machinery	3.5

Food	3.5

*	Percentages based on net assets.

  Industry Allocation

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2011. The pie chart illustrates the allocation of investments by sector. A complete list of holdings as of August 31, 2011 is contained in the Schedule of Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

  Schedule of Investments/August 31, 2011
  (Showing Percentage of Net Assets)

		US $
		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS — 89.8%
CEMENT — 1.0%
Cement Industry — 1.0%
Wei Mon Industry Co., Ltd.	6,433,854	$3,947,762

TOTAL CEMENT		3,947,762

CHEMICALS — 0.9%
Chemical Industry — 0.9%
China Steel Chemical Corp.	654,000	3,268,929

TOTAL CHEMICALS		3,268,929

CONSTRUCTION — 6.8%
Building Material and Construction Industry — 6.8%
Continental Holdings Corp.	3,061,000	1,202,896
Goldsun Development & Construction Co., Ltd.	11,314,980	5,246,091
Hung Poo Real Estate Development Corp.	4,929,873	4,554,391
King’s Town Construction Co., Ltd. #	4,261,680	3,408,227
Ruentex Development Co., Ltd.*	6,351,000	7,268,419
Taiwan Land Development Corp.*	8,177,799	3,946,610

TOTAL CONSTRUCTION		25,626,634

ELECTRIC AND MACHINERY — 2.2%
Electric Machinery Industry — 2.2%
Good Friend International Holdings, Inc., TDR #	4,145,000	2,507,618
Yungtay Engineering Co., Ltd.	3,274,000	5,834,840

TOTAL ELECTRIC AND MACHINERY		8,342,458

ELECTRONICS — 17.4%
Communications and Internet Industry — 3.6%
HTC Corp.	296,000	7,713,887
Wistron NeWeb Corp.	2,287,000	5,841,766

		13,555,653

Computer and Peripheral Equipment Industry — 1.9%
Advantech Co., Ltd.	2,426,100	6,983,207

Electronic Parts/Components Industry — 1.5%
Taiflex Scientific Co., Ltd.	3,452,820	5,534,605

Electronic Products Distribution Industry — 5.0%
Wah Lee Industrial Corp. #	6,644,000	10,180,313
WT Microelectronics Co., Ltd.	5,156,936	8,683,925

		18,864,238

Other Electronic Industry — 3.0%
Aurora Corp.	4,060,000	7,487,547
Powercom Co., Ltd.*	1,830,000	1,668,540
Tatung Co., Ltd.*	4,770,897	2,055,748

		11,211,835

Semiconductor Industry — 2.4%
CHIPBOND Technology Corp.	5,411,000	4,942,915
MPI Corp.	1,448,000	4,132,936

		9,075,851

TOTAL ELECTRONICS		65,225,389

FINANCE — 19.6%
Financial and Insurance Industry — 19.6%
China Life Insurance Co., Ltd.	4,743,182	6,049,664
Chinatrust Financial Holding Co., Ltd.	16,067,000	13,126,317
Fubon Financial Holding Co., Ltd.	7,716,706	10,986,055
KGI Securities Co., Ltd.	23,159,658	10,378,516
Shin Kong Financial Holding Co., Ltd.*	25,830,000	9,126,579
SinoPac Financial Holdings Co., Ltd.	28,093,205	10,749,395
Union Bank of Taiwan*	7,507,000	2,911,245
Yuanta Financial Holding Co., Ltd.*	17,184,900	10,070,608

TOTAL FINANCE		73,398,379

FOODS — 3.2%
Food Industry — 3.2%
Gourmet Master Co., Ltd.	214,200	1,521,060
Uni-President Enterprises Corp.	6,996,000	10,309,692

TOTAL FOODS		11,830,752

HEALTHCARE — 4.5%
Healthcare Industry — 4.5%
Excelsior Medical Co., Ltd.	3,081,729	7,425,597
Pacific Hospital Supply Co., Ltd.	1,223,142	4,363,922
St. Shine Optical Co., Ltd.	392,000	5,290,267

TOTAL HEALTHCARE		17,079,786

OTHERS — 0.5%
Other Industry — 0.5%
Globe Union Industrial Corp.	2,885,000	1,954,196

TOTAL OTHERS		1,954,196

PLASTICS — 6.5%
Plastic Industry — 6.5%
China Petrochemical Development Corp.	4,809,200	7,078,814
Nan Ya Plastics Corp.	4,783,000	11,393,002
Yem Chio Co., Ltd.	5,701,316	5,778,062

TOTAL PLASTICS		24,249,878

The accompanying notes are an integral part of the financial statements.

  Schedule of Investments/August 31, 2011 (continued)

		US $
		VALUE
	SHARES	(NOTE 2)

STEEL AND IRON — 2.9%
Iron and Steel Industry — 2.9%
Tung Ho Steel Enterprise Corp.	10,099,000	$10,791,947

TOTAL STEEL AND IRON		10,791,947

TEXTILES — 2.5%
Textile Industry — 2.5%
Far Eastern New Century Corp.	3,214,836	4,211,164
Li Peng Enterprise Co., Ltd.	1,760,400	734,271
Makalot Industrial Co., Ltd.	1,828,000	4,310,147

TOTAL TEXTILES		9,255,582

TRANSPORTATION — 2.0%
Shipping and Transportation Industry — 2.0%
Farglory F T Z Investment Holding Co., Ltd. *#	7,485,000	5,315,190
Taiwan High Speed Rail Corp. *#	12,597,600	2,201,687

TOTAL TRANSPORTATION		7,516,877

WHOLESALE AND RETAIL — 19.8%
Trading and Consumers’ Goods Industry — 19.8%
Clevo Co.	6,288,000	10,187,559
Far Eastern Department Stores, Ltd.	6,953,070	12,918,888
Mercuries & Associates, Ltd.	10,576,169	11,648,205
PC Home Online	1,071,588	7,941,930
President Chain Store Corp.	2,840,000	18,111,308
Taiwan Tea Corp.	8,231,000	5,007,917
Test-Rite International Co., Ltd.	10,622,000	8,421,586

TOTAL WHOLESALE AND RETAIL		74,237,393

TOTAL COMMON STOCKS (Cost — $276,131,310)		336,725,962

TOTAL INVESTMENTS — 89.8% (Cost — $276,131,310)		$336,725,962

OTHER ASSETS AND LIABILITIES, NET — 10.2%		$38,445,634

NET ASSETS — 100.0%		$375,171,596

Legend:
TDR – Taiwan Depositary Receipt
US $ – United States Dollar

*	Non-income producing.
#	Illiquid security. At August 31, 2011, the value of these securities amounted to $23,613,035 which represented 6.3% of net assets.

The accompanying notes are an integral part of the financial statements.

  Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

Assets:
Investments in securities, at value (cost $276,131,310) (Notes 2 and 3)		$336,725,962
Cash		36,064,902
Cash in New Taiwan dollars (cost $2,109,488)		2,110,860
Dividends receivable		2,969,767
Receivable for securities sold		501,800
Prepaid expenses		39,683

Total assets		378,412,974

Liabilities:
Payable for securities purchased	$2,273,765
Accrued management fees (Note 4)	263,510
Taiwan stock dividend tax payable (Note 2)	454,784
Accrued directors’ and officers’ fees and expenses	3,320
Other payables and accrued expenses	245,999

Total liabilities		3,241,378

Net Assets		$375,171,596

Net Assets Consist of:
Paid in capital		$309,505,364
Accumulated undistributed net investment loss		(4,357,977)
Accumulated net realized gain on investments in securities and foreign currency		9,436,425
Net unrealized appreciation on investments in securities and foreign currency		60,587,784

Net Assets		$375,171,596

Net Asset Value, per share ($375,171,596/18,575,214 shares outstanding)		$20.20

STATEMENT OF OPERATIONS
For the Year Ended August 31, 2011

Investment Income:
Dividends		$9,891,691
Interest		272

		9,891,963
Less: Taiwan withholding tax (Note 2)		(1,915,326)

Total investment income		7,976,637
Expenses:
Management fees (Note 4)	$3,068,408
Taiwan stock dividend tax (Note 2)	541,735
Directors’ and officers’ fees and expenses	426,195
Custodian fees	375,189
Administration and accounting fees	330,059
Legal fees	179,713
Delaware franchise tax	92,155
Audit fees	73,815
Insurance fees	62,861
Compliance services fees	60,164
Shareholder communications	57,307
Transfer agent fees	19,705
Miscellaneous	51,588

Total expenses		5,338,894

Net Investment Income		2,637,743

Realized and Unrealized Gain (Loss) on:
Net realized gain on:
Investments	53,546,439
Foreign currency transactions	10,378,266

		63,924,705
Net change in unrealized appreciation (depreciation) on:
Investments	6,705,787
Foreign currency translations	2,491

		6,708,278

Net realized and unrealized gain		70,632,983

Net Increase in Net Assets Resulting From Operations		$73,270,726

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

Increase in Net Assets
Operations:
Net investment income	$2,637,743	$2,992,423
Net realized gain on investments and foreign currency transactions	63,924,705	41,584,852
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,708,278	3,083,293

Net increase in net assets resulting from operations	73,270,726	47,660,568

Distributions to shareholders from:
Net investment income	(1,513,500)	(1,312,691)

Capital stock transactions:
Reinvestment of distributions from net investment income (102 and 166 shares, respectively)	2,010	2,435

Increase in net assets	71,759,236	46,350,312

Net Assets
Beginning of year	303,412,360	257,062,048

End of year	$375,171,596	$303,412,360

Accumulated undistributed net investment income (loss) included in end of year net assets	$(4,357,977)	$307,733

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2011	2010ˆ	2009	2008	2007

Selected Per Share Data
Net asset value, beginning of year	$16.33	$13.84	$15.71	$23.73	$17.39

Income from Investment Operations:
Net investment income(a)	0.14	0.16	0.18	0.27	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.81	2.40	(1.88)	(4.91)	6.18

Total from investment operations	3.95	2.56	(1.70)	(4.64)	6.34

Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.07)	(0.04)	(0.43)	—
Net realized gains	—	—	—	(2.76)	—
Distribution in excess of net investment income	—	—	(0.13)	—	—

Total distributions to shareholders	(0.08)	(0.07)	(0.17)	(3.19)	—

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	—	—	—	(0.19)	—

Net asset value, end of year	$20.20	$16.33	$13.84	$15.71	$23.73

Market value, end of year	$18.09	$14.67	$12.14	$14.32	$21.43

Total Return
Per share net asset value(b)	24.21%	18.56%	(10.29)%	(21.03)%	36.46%
Per share market value(b)	23.82%	21.42%	(13.68)%	(20.29)%	35.38%

Ratio and Supplemental Data:
Net assets, end of year (000s)	$375,172	$303,412	$257,062	$291,877	$388,316
Ratio of expenses before fee waiver(c)	1.43%	1.49%	1.79%	1.97%	1.94%
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.28%	1.40%	1.66%	1.87%	1.82%
Ratio of expenses after fee waiver	1.43%	1.49%	1.63%	1.71%	1.82%
Ratio of net investment income	0.71%	1.03%	1.61%	1.35%	0.80%
Portfolio turnover rate	54%	101%	109%	85%	78%

(a)	Based on average shares outstanding during the period.

(b)	Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(c)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.

ˆ	As of May 8, 2010, Martin Currie, Inc. succeeded HSBC Global Asset Management (Taiwan) Limited (“HSBC”) as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

1.	Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment fund.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

2.	Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and have determined that, except as set forth in Note 7, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation.  All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in
Securities	Level 1	Level 2	Level 3	Total

Common Stocksˆ	$336,725,962	$0	$0	$336,725,962

Total	$336,725,962	$0	$0	$336,725,962

ˆ	See schedule of investments for industry breakout.

  Notes to Financial Statements (continued)

2.	Significant Accounting Policies – continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. As of August 31, 2011, there were no significant transfers between Levels 1, 2, or 3 based on the valuation input levels on August 31, 2010.

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Repurchase Agreements.  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.  The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions.  A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2011 the Fund had no open Forwards.

Indemnification Obligations.  Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these

  Notes to Financial Statements (continued)

2.	Significant Accounting Policies – continued

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.  As a qualified regulated investment Fund under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment Fund taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and foreign jurisdictions where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.  Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.  The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, post October loss deferrals and prior year capital loss carryforwards fully utilized. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. For the year ended August 31, 2011, the Fund decreased accumulated undistributed net investment income by $(5,789,953), increased paid in capital by $16,249,808, and decreased accumulated net realized gain by $(10,459,855).

Security Transactions.  Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

  Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

For the year ended August 31, 2011, purchases and sales of securities, other than short-term securities, aggregated $189,039,036 and $210,199,949, respectively.

4.	Management Fees and Other Service Providers

Management Fee.  As the Fund’s investment adviser, Martin Currie, Inc., (“Martin Currie”) receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

For the year ended August 31, 2011, the management fee was equivalent to an annual rate of 0.82%, of average net assets.

Administration Fees.  State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s Fees and Expenses.  The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors and officers for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers.  Pursuant to a Compliance Services Agreement, Foreside Compliance Services, LLC (“FCS”) provides the Fund with a Chief Compliance Officer. FCS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Martin Currie pays FMS customary fees for its services pursuant to a Treasury Services Agreement between the Fund and FMS. Neither FCS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the Fund’s investment policies or which securities are purchased or sold by the Fund.

General.  Certain directors and officers of the Fund may also be directors or employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5.	Fund Shares

At August 31, 2011, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 18,575,214 were issued and outstanding. On January 6, 2011, the Fund issued 102 shares of its common stock, valued at $2,010, to shareholders participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

6.	Federal Tax Information

The tax character of distributions made by the Fund during the year ended August 31, 2010 and August 31, 2011 are as follows:

Year Ended
August 31, 2010

Ordinary Income	$1,312,691

Total	$1,312,691

Year Ended
August 31, 2011

Ordinary Income	$1,513,500

Total	$1,513,500

  Notes to Financial Statements (continued)

6.	Federal Tax Information – continued

As of August 31, 2011, the components of distributable earnings on a tax basis were $0 of Undistributed Ordinary Income, $10,411,810 of Undistributed Long-Term Capital Gain, $59,612,399 of Unrealized Appreciation, $(4,357,977) of post October capital and currency losses, and $0 of capital loss carryover.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At August 31, 2011, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $277,106,695. Net unrealized appreciation of the Fund’s investment securities was $59,619,267 of which $77,963,106 related to appreciated investment securities and $(18,343,839) related to depreciated investment securities. At August 31, 2011, the Fund had fully utilized capital loss carryforwards from prior years of $43,053,037.

7.	Subsequent Event

It is expected that in early November Heartland Capital Management Limited (“Heartland”) will exercise its option to acquire Martin Currie Ltd.’s interest in MC China Limited, the joint venture of Martin Currie’s parent, Martin Currie Ltd. and Heartland. As a result, it is expected that Martin Currie will no longer be able to provide the Fund with the services of Shifeng Ke as the Fund’s portfolio manager, as well as a team of analysts based in Shanghai who assisted Mr. Ke, all of whom are associated with MC China Limited. To address this, the Board is considering interim arrangements to manage the Fund’s portfolio until new management arrangements can be put in place.

The Board is also considering potential managers, including Martin Currie and APS Asset Management Pte Ltd, to take over the management of the Fund’s portfolio at the end of the term of the interim arrangements. The selection of any such manager by the Board will be subject to stockholder approval.

  Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of
The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 26, 2011

  Other Information (unaudited)

Federal Tax Information.  The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2011, the total amount of foreign taxes paid that will be passed through to its shareholders and foreign source income for information reporting purposes will be $1,206,067 (representing taxes withheld plus taxes on stock dividends) and $9,706,385, respectively.

Results of Annual Stockholder Meeting Voting Held April 25, 2011

1.)	Election of Directors – The stockholders of the Fund elected Harvey Chang, Michael F. Holland, Joe O. Rogers, Bing Shen, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo to the Board of Directors to hold office until their successors are elected and qualified.

	For	Withheld

Harvey Chang	15,499,999	461,219
Michael F. Holland	15,401,519	559,699
Joe O. Rogers	15,559,997	401,221
Bing Shen	15,496,995	464,223
M. Christopher Canavan, Jr.	15,511,721	449,497
Anthony Kai Yiu Lo	15,496,577	464,641

2.)	Approval of an amendment to the Fund’s investment limitations – The stockholders of the Fund approved an amendment to the Fund’s investment limitations to permit the Fund to engage in securities lending.

For	Against	Abstain	Non-Votes

13,098,889	799,016	8,941	2,054,372

Share Repurchase Program

The Fund’s Board, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2011 no shares have been repurchased by the Fund.

  Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐	Information it receives from shareholders on applications or other forms;
☐	Information about shareholder transactions with the Fund, its affiliates, or others; and
☐	Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Fund’s Form N-Q’s may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 23, 2011, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078,

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

  Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until their next succeeding election or until their respective successors have been elected and qualified. All officers serve for one year or until their respective successors are chosen and qualified.

			Principal Occupation or
			Employment During Past	Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Five Years	Companies (Directors Only)

Directors Considered Independent Persons

Harvey Chang (60) 21/F, No. 172-1, Section 2, Ji-Lung Road Taipei, Taiwan, ROC 106	Chairman of the Board (since July 2005) and Director	2005	Vice Chairman, Taiwan Fixed Network Ltd. (December 2010-present); President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-December 2010).	Director, CX Technology Corp.; Director, Lite-On Technology Corp.; Director, Taiwan Mobile Co. Ltd. (2006-2010).

Joe O. Rogers (62) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	President, Roger International LLC (2010 to present); Visiting Professor, Fudan University School of Management (2010-present).	Director and Member of the Audit Committee, The China Fund, Inc. (1992-present).

M. Christopher Canavan, Jr. (72) 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-2010).	Director and Chairman of the Audit Committee, Bruker Corp. (2000-2006).

Anthony Kai Yiu Lo (62) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present); Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-March 2009).	Independent Non-Executive Director and Chairman of the Audit Committee, Mecox Lane Limited (October 2010-present); Director, Bosera China Fund plc (October 2010-present).

Bing Shen (62) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present).	Supervisor and Chairman of the Audit Committee, CTCI Corporation; Director, Delta Networks, Inc.; Independent Director, Far Eastern International Bank.

Michael F. Holland (67) 375 Park Avenue, Suite 2108 New York, NY 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds, State Street Institutional Investment Trust, and Blackstone GSO Floating Rate Fund, Inc.

  Directors and Officers (unaudited) (continued)

			Principal Occupation or
			Employment During
Name, Address and (Age)	Present Office with the Fund	Since	Past Five Years

Officers
Jamie Skinner (50) Martin Currie Investment Management Limited Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	President	2010	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present); President of the China Fund, Inc.; President, Martin Currie Business Trust (2010-present).

Richard F. Cook, Jr. (60) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Director of FCS (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-present); Chief Compliance Officer, Nomura Partners Funds (April 2007-present); Managing Member of Northlake, LLC (2002-present).

Tracie A. Coop (34) State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116	Secretary	2010	Vice President and Senior Counsel, State Street Bank and Trust Company (2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006-2007).

Cynthia Morse-Griffin (35) Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2010	Fund Principal Financial Officer, FMS (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).

William C. Cox (45) State Street Bank and Trust Company 2 Copley Place, 3rd Floor Boston, MA 02116	Assistant Treasurer	2009	Vice President and Senior Director, State Street Bank and Trust Company (1997-present).

United States Address
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA
1-877-864-5056
www.thetaiwanfund.com

Investment Adviser
Martin Currie, Inc.
Edinburgh, Scotland

Directors and Officers
Harvey Chang, Chairman of the Board and Director
Bing Shen, Director
Joe O. Rogers, Director
Michael Holland, Director
M. Christopher Canavan, Jr., Director
Anthony Kai Yiu Lo, Director
Jamie Skinner, President
Cynthia Morse-Griffin, Treasurer
Richard F. Cook, Jr., Chief Compliance Officer
Tracy A. Coop, Secretary
William C. Cox, Assistant Treasurer

Administrator and Accounting Agent
State Street Bank and Trust Company
Boston, MA

Custodian
State Street Bank and Trust Company
Boston, MA

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
Canton, MA

Legal Counsel
Clifford Chance US LLP
New York, NY
Lee and Li
Taipei, Taiwan

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Philadelphia, PA

Shareholder Agent
The Altman Group
Lyndhurst, NJ

Item 2. Code of Ethics.
(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.
(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.
(e)  Not applicable.
(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)	(1) The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
     For the fiscal years ended August 31, 2011 and August 31, 2010, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$57,700 and US$57,700, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.
(b) Audit-Related Fees
     For the fiscal years ended August 31, 2011 and August 31, 2010, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,800, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant’s audit committee.
(c) Tax Fees
     For the fiscal years ended August 31, 2011 and August 31, 2010, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.
(d) All Other Fees
     For the fiscal years ended August 31, 2011 and August 31, 2010, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.
(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2011 and August 31, 2010 were pre-approved by the Audit Committee.
     For the fiscal years ended August 31, 2011 and August 31, 2010, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.
(f) Not applicable.
(g) For the fiscal years ended August 31, 2011 and August 31, 2010, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended August 31, 2011, Tait Weller did not provide any services to Martin Currie, Inc. (the “Investment Adviser”). During the fiscal period September 1, 2009 through May 7, 2010, Tait Weller did not provide any services to HSBC Global Asset Management (Taiwan) Limited (the “Prior Investment Adviser”). During the period May 8, 2010 through August 31, 2010, Tait Weller did not provide any services to Martin Currie, Inc.
(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.
Item 5. Audit Committee of Listed Registrants.
(a)	The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are M. Christopher Canavan, Jr., Joe Rogers, Anthony K.Y. Lo, Bing Shen and Michael F. Holland.
(b)	Not applicable.
Item 6. Schedule of Investments.
(a)	Schedule of Investments is included as part of Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).
Item 8. Portfolio Managers of Closed-End Management Investment Company.
(a)(1) As of August 31, 2011, the portfolio manager of the registrant is:
Shifeng Ke
Director
Portfolio manager, China and Taiwan
Investment experience: 14 years
Mr. Shifeng Ke serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. Shifeng joined Martin Currie’s Asia team in 1997 and, until 2002, co-managed the China Heartland Fund, which at that time was the only offshore fund to access China’s A-share market. He is manager of the China Fund Inc, Martin Currie’s A-share products, Martin Currie’s China hedge fund and the micro-cap China Development Capital Partnership. Shifeng practiced law before moving to China’s ministry of labor and social security in 1990, where he worked to develop an investment policy for pension funds.
(a)(2)
Shifeng Ke
As of August 31, 2011, Mr. Ke managed 2 mutual funds with a total of approximately US$1,150 million in assets; 5 pooled investment vehicles other than mutual funds with a total of approximately US$773 million in assets; and 12 other accounts with a total of approximately US$1,438 million in assets.
Of these other pooled investment vehicles, 3 vehicles with a total of approximately US$212 million in assets, had performance based fees.
Of these other accounts, 3 accounts with a total of approximately US$153 million in assets, had performance based fees.
Conflicts of Interest:
Mr. Ke’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other pooled investment vehicles and accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.
The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Compensation:
Mr. Ke’s compensation consists of a base salary together with an additional element of remuneration dependent upon the performance of the accounts that he manages.
Ownership of Securities: The following table sets forth, for the portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31, 2011.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Shifeng Ke	$100,001 — $500,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)	(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)	(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)	(3)	Not applicable.

(a)	(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date:	November 2, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date:	November 2, 2011

By:	/s/ Cynthia Morse-Griffin
Cynthia Morse-Griffin
Treasurer of The Taiwan Fund, Inc.

Date:	November 2, 2011